Business Combinations	12 Months Ended
Dec. 31, 2023
Disclosure of detailed information about business combination [abstract]
Business Combinations
NOTE 2	Business Combinations
On August 7, 2023, we acquired all the remaining interest of our investment in Boa Vista Serviços S.A. (“BVS”), a consumer and commercial credit information company in Brazil for approximately R$4,240 million (the “Acquisition”) and obtained control. This transaction was executed in order to expand our operational footprint within Brazil. We previously owned a 9.95% investment in BVS.
BVS operates in the Brazilian market, with the aim of reducing information asymmetry, making customer prospecting, analysis and credit recovery safer and more accessible, with revenues concentrated in the Southeast and South regions, where the majority of the Brazilian Gross Domestic Product (GDP) is generated.
Assets acquired and liabilities assumed
The Company accounted for the assets acquired and the liabilities assumed at fair value at the date of the acquisition. Due to the timing of the transaction, the initial accounting for the business combination is incomplete and the purchase price allocation for the acquisition is not yet finalized. Open areas relate to measurement of intangible assets, income taxes, working capital and other reserves, as well as the assignment of goodwill recognized in the transaction. Accordingly, adjustments may be made to the values of the assets acquired and liabilities assumed as additional information is obtained about the facts and circumstances that existed at the valuation date.
The valuation of acquired assets and assumed liabilities at the date of the acquisition, include the following:

Net assets acquired	Amount
	(In thousands)
Cash and cash equivalents	R$	1,172,874
Trade accounts receivable and other current assets		172,054
Other assets, net		240,292
Purchased intangible assets		1,182,628
Goodwill		1,994,493

Total assets acquired		4,762,341
Total liabilities assumed		(522,344)

Net assets acquired	R$	4,239,997

The goodwill recognized in connection with the transaction was due to expanded growth opportunities from expanding in Brazil, and from the opportunity to create new or enhanced product offerings, as well as cost savings from improved technology and the elimination of duplicative activities that are not recognized as assets apart from goodwill. At December 31, 2023 the goodwill is not tax deductible.
The acquired business contributed revenues of R$320,376 and profit of R$ 54,619 to the Company for the period from August 8, 2023 to December 31, 2023. If the acquisition had occurred on January 1, 2023, consolidated pro forma revenue and profit for the year ended December 31, 2023 would have been R$814,991 and R$312,443 respectively.

Consideration transferred
The following table summarizes the fair value of consideration exchanged to complete the acquisition of BVS:

Fair value of consideration	Amount
	(In thousands)
Cash transferred (1)	R$	2,489,994
Equifax do Brasil common shares issued (2)		863,779
Equifax Brazilian Depositary Receipts (“Equifax BDRs”) issued (3)		465,319
Fair value of 9.95% investment		420,905

Total value of consideration	R$	4,239,997

(1)	The cash transferred represents the actual cash transferred as part of the transaction.
(2)	The fair value of the 2,171,613 Equifax do Brasil common shares issued was determined based on the offer price for the outstanding BVS shares.
(3)	One Equifax BDR represents one share of Equifax Inc. common stock. The fair value of the 479,725 Equifax BDRs issued was determined based on the share price of Equifax Inc. as of August 7, 2023.